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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            JANUARY 10, 2000
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                              BISHOP EQUITIES, INC.
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             (Exact name of registrant as specified in its charter)



         Nevada                     33-44567-NY            13-3632859
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 (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)             File Number)        Identification No,)



       7825 Fay Avenue, Suite 200, La Jolla, California             92037
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            (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including are code           (858) 456-5777
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                                 Not applicable
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          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On January 10, 2000, Bishop Equities, Inc. (d/b/a Aethlon Medical, Inc.) (the"Company") acquired from Dr. Richard H. Tullis, all the outstanding common stock of Syngen Research, Inc. ("Syngen") in exchange for 65,000 shares of common stock of the Company. As a result of the transaction, Syngen became a wholly owned subsidiary of the Company.

The acquisition was approved by the Board of Directors of the Company on October 11, 1999.

As a result of the Syngen acquisition, the Company is acquiring the use of certain laboratory and office equipment utilized by Syngen in connection with DNA diagnostics, oligonucleotide synthesis, and organic chemical synthesis of fluorescent dyes. The Company intends to continue to utilize this equipment for the same purpose.

The description of the transaction set forth above is qualified in its entirety by the provisions of the Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Shares of Common Stock of Syngen Research, Inc. by Bishop Equities, Inc. dated January 10, 2000, which is filed as Exhibit 2 to this Form 8-K and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired

It is not practicable to include the financial statements of Syngen as required by Rule 3-05(b) of Regulation S-X at this time. The Company intends to file such information on or before March 27, 2000.

(b) Pro forma financial information

It is not practicable to include the pro forma financial information as required by Article 11 of Regulation S-X at this time. The Company intends to file such information on or before March 27, 2000.

(c) Exhibits

(2) Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Shares of Common Stock of Syngen Research, Inc. by Bishop Equities, Inc. DBA Aethlon Medical, Inc. dated January 10, 2000.

(The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of the exhibits to the Agreement and Plan of Reorganization upon request.)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Bishop Equities, Inc.

                                              /s/ Franklyn S. Barry, Jr.
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                                              Franklyn S. Barry, Jr., President

Date: January 21, 2000

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                                  EXHIBIT INDEX

                                    EXHIBIT 2

Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Shares of Common Stock of Syngen Research, Inc. by Bishop Equities, Inc. DBA Aethlon Medical, Inc. dated December 6, 1999.

      *Exhibit   A       List of Syngen Shareholders
      *Exhibit   B       Aethlon Letter of Intent
      *Exhibit   C       Resolutions of Aethlon
      *Exhibit   D       Indemnification of Tullis
      *Exhibit   E       Copies of Shares or Lost Certificate Affidavits
      *Exhibit   F       Legal Opinion of Aethlon Counsel
      *Exhibit   G       Schedule of Exceptions of Syngen
      *Exhibit   H       Financial Statements of Syngen
      *Exhibit   I       Legal Descriptions of Real Property of Syngen
      *Exhibit   J       List of Personal Property of Syngen
      *Exhibit   K       Patents, Trademarks, Service Marks of Syngen
      *Exhibit   L       List of Syngen Bank Accounts and Signatories Therefor
      *Exhibit   M       Schedule of Exceptions of Aethlon
      *Exhibit   N       Financial Statements of Aethlon
      *Exhibit   O       Legal Descriptions of Real Property of Aethlon
      *Exhibit   P       List of Personal Property of Aethlon
      *Exhibit   Q       Patents, Trademarks, Service Marks of Aethlon
      *Exhibit   R       List of all Aethlon Insurance Policies
      *Exhibit   S       List of Aethlon Bank Accounts and Signatories Therefor

* The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of the exhibits to the Agreements and Plan of Reorganization upon request.